2Q 2011 Earnings Conference Call
August 8, 2011
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

❑ **Steady Wireless growth**
- Postpaid customers up 6% in the last year

222.8
227.4
234.8
240.9
-
-
67.0
91.3
12/31/2009
6/30/2010
12/31/2010
6/30/2011
Postpaid
Prepaid

Wireless Highlights
PCS Customers (000s)
❑ Prepaid - Q2’11 net
 additions of 11,089 and
 91,332 prepaid subs at
 6/30
❑ Postpaid Churn
 improves - Q2’11 churn
 of 1.6% compared to
 1.7% for Q2’10 and 1.8%
 for Q1’11

Cable Highlights
❑ Growth
 ▶ Total Cable RGUs 131 thousand at end of Q2 2011
❑ Triple Play
 ▶ Gains in digital video, high-speed Internet, and voice
 services
❑ Cable Upgrades
 ▶ Former JetBroadband markets are approximately 10%
 complete
❑ Sales Momentum
 ▶ 2Q 2011 net RGU additions of 310, net of temporary
 losses due to college students leaving for the summer

2011 Financial Highlights
❑ 2010 Pension Expense
 - 2Q’10 is net of $2.1 million of
 after-tax pension settlement
❑ Depreciation and
 Amortization Expense
 - Increased $3.4 million, after tax,
 due to cable and prepaid sub
 acquisitions
❑ Interest Expense
 - Increased $1.6 million, after tax,
 related to new debt required to
 fund cable acquisition
❑ Cable Growth
 - Generated OIBDA of $1.4 million
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

(in thousands)	For the Quarter Ended: 6/30/10	6/30/11	Change
Operating Income	$7,790	$7,994	$204
Depreciation and Amortization	8,483	14,444	5,961
OIBDA	$16,273	$22,438	$6,165
Share Based Compensation	137	593	456
Pension settlements/curtailments	3,781	-	(3,781)
Acquisition costs	235	-	(235)
Adjusted OIBDA	**$20,426**	**$23,031**	**$2,605**

Profitability
Adjusted OIBDA ($ millions)

SHENTEL

	Wireless		Cable		Wireline	
	Q2'10	Q2'11	Q2'10	Q2'11	Q2'10	Q2'11
Operating Income	$ 9.9	$ 10.4	$ (3.7)	$ (4.9)	$ 2.6	$ 3.4
Depreciation and Amortization	5.3	6.1	1.2	6.1	1.9	2.2
OIBDA	15.2	16.5	(2.5)	1.2	4.5	5.6
Share Based Compensation	0.1	0.2	0.1	0.2	-	0.1
Pension settlements/curtailments	1.0	-	0.6	-	2.0	-
Acquisition Costs	-	-	0.2	-	-	-
Adjusted OIBDA	$ 16.3	$ 16.7	$ (1.6)	$ 1.4	$ 6.5	$ 5.7

Adjusted OIBDA by Segment

6.0
5.0
4.0
3.0
2.0
1.0
-
(1.0)
(2.0)
(3.0)
(4.0)
3.4
5.3
(1.1)
(3.5)
(1.5)
(1.0)
(1.1)
(0.1)
Postpaid Revenue
Prepaid Revenue
Service Fee Rate
Prepaid Acquisition
Other Prepaid Expense
Postpaid Acquisition
Network Operating Costs
Other

Wireless Segment - Change in Adjusted
OIBDA Q2’10 vs. Q2’11

SHENTEL

9.0
7.0
5.0
3.0
1.0
(1.0)
(3.0)
(5.0)
7.6
3.6
0.7
1.1
(1.4)
(3.7)
(0.8)
(3.7)
(0.5)
Video Revenues
Internet Revenues
Voice Revenues
Eqiupment Revenues
Customer Acquisition & Branding
Programming Costs
Customer Service
Network & Backhaul
Other

Cable Segment - Change in Adjusted
OIBDA Q2’10 vs. Q2’11

1.0
0.5
-
(0.5)
(1.0)
(0.4)
(0.2)
(0.2)
Directory income
Depreciation Expense
Other

Wireline Segment - Change in Adjusted
OIBDA Q2’10 vs. Q2’11

Earle MacKenzie
EVP and COO

222.8
227.4
234.8
240.9
12/31/2009
6/30/2010
12/31/2010
6/30/2011

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

14,740
14,673
Q2'10
Q2'11

2,911
3,037
Q2'10
Q2'11

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Q2 2011 net adds of
 3,037, a 4% increase over
 Q2 2010
■ Q2 2011 churn of 1.6%
 improved from 1.7% in Q2
 2010

Voice
Data
$54.88
$20.65
$34.23
$57.06
$24.94
$32.12
Q2'10
Q2'11

Key Operational Results - PCS
Gross Billed Revenue per Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees.

SHENTEL

Total Up 10%
$5.8
$1.4
$3.7
$26.3
Net Up 8%
$7.2
$1.1
$4.2
$28.5
Q2'10
Q2'11
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)
$37.2
$41.0
*-The Net Service Fee percentage increased from 8.8% to 12% effective 6/1/10

Postpaid PCS Customers Top Picks Q2 2011
■ Top Service Plans - 75% of
 Gross Adds
 ▶ Everything Data Family
 1500 - 52%
 ▶ Everything 450 - 17%
 ▶ Everything Messaging
 Family 1500 - 6%
■ Top Devices - New Activations
 - All Channels
 ▶ LG Optimus   22%
 ▶ HTC EVO 4G           15%
 ▶ LG Rumor Touch 9%
 ▶ Sanyo Vero               7%
 ▶ Samsung Epic 4G  5%
 ▶ Mobile Data Cards   5%
 ▶ Mobile Computing   2%

SHENTEL

14.3
19.2
23.2
22.9
Q3'10
Q4'10
Q1'11
Q2'11

PCS Prepaid Statistics
Gross Additions (000s)
Cumulative Customers
 6/30/11   91,332
 3/31/11   80,243
12/31/10   66,956
  9/30/10   56,181
 7/1/10   49,885

5.0%
4.6%
4.5%
4.6%
Q3'10
Q4'10
Q1'11
Q2'11

$16.44
$18.73
$21.42
$21.72
Q3'10
Q4'10
Q1'11
Q2'11

PCS Prepaid Statistics
Churn %
Average Gross Billed Revenue

24.4
24.0
23.7
23.5
12/31/2009
6/30/2010
12/31/2010
6/30/2011

11.0
11.7
11.9
12.2
3.4
2.7
2.2
1.7
12/31/2009
6/30/2010
12/31/2010
6/30/2011
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
 of 2% in past 12 months
■ Continued broadband
 penetration in LEC area
 to 52%
■ 5% growth in DSL
 customers since 6/30/10,
 offsetting access line
 losses to keep total
 connections at 35.7
 thousand
Access lines (000s)
Internet Customers (000s)

140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
119,907
5,206
27,621
87,080
128,262
6,340
31,832
90,090
130,700
7,089
33,472
90,139
131,010
7,794
33,680
89,536
Voice
High Speed Internet
Video
September 2010
December 2010
March 2011
June 2011

	September 2010	December 2010	March 2011	June 2011
Customers	70,430	74,178	74,657	73,930
RGU's/Customer	1.70	1.73	1.75	1.77

RGU Growth by Quarter - Cable

SHENTEL

	6/30/2011	12/31/2010	6/30/2010	12/31/2009
Homes Passed	**180,050**	**178,763**	**56,395**	**56,268**
Basic Video				
Customers	65,870	67,235	23,500	23,022
Penetration	36.6%	37.6%	41.7%	40.9%
Digital video customers	23,666	22,855	8,199	6,487
Digital video penetration	35.9%	34.0%	34.9%	28.2%
High-speed Internet				
Available Homes	150,623	144,099	33,301	25,748
Customers	33,680	31,832	4,261	2,525
Penetration	22.4%	22.1%	12.8%	9.8%
Voice				
Available Homes	129,027	118,652	27,914	-
Customers	7,794	6,340	840	22
Penetration	6.0%	5.3%	3.0%	n/a
Revenue Generating Units	**131,010**	**128,262**	**36,800**	**32,056**

Key Operational Results - Cable
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are not available from the cable company.

Wireless
Wireline
Cable
$84.9
$4.2
$43.8
$11.2
$25.7
$53.2
$8.7
$27.5
$55.9
$4.5
$27.4
$11.2
$12.8
2009
Actual
2010
Actual
2011
Projected

Investing in the Future
■ Increased planned Wireless
 spending for 2011 EVDO
 growth
■ Upgrade of Jet Network is
 approximately 10% complete
■ All Virginia systems upgrades
 projected to be completed in
 2011
■ West Virginia and Maryland
 systems upgrades to be
 completed in 2012
Capex Spending
$13.5

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber
Dollars in thousands (except subscribers and revenue per subscriber)
	2Q 2010	2Q 2011
Gross billed revenue

Wireless segment total operating revenues	$ 30,031	$ 37,534
Equipment revenue	(1,287)	(1,059)
Tower Lease Revenue	(2,006)	(2,198)
Prepaid Net Service Revenues		(5,304)
Other revenue	(474)	(470)
Wireless service revenue - postpaid	26,264	28,503
Service credits	3,714	4,178
Write-offs	1,381	1,067
Management fee	2,606	2,887
Service fee	3,213	4,328
Gross billed revenue - postpaid	$ 37,178	$ 40,963

Average postpaid subscribers	225,824	239,308

Billed revenue per postpaid subscriber	54.88	57.06